UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            September 21, 2004

NationsHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13650 N.W. 8th Street, Suite 109, Sunrise, Florida		33325
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (954) 903-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 21, 2004, BDO Seidman, LLP (“BDO”), the principal accountants of NationsHealth, Inc. (formerly known as Millstream Acquisition Corporation) (the “Corporation”), delivered a resignation letter to the Corporation.  On September 21, 2004, the Corporation engaged Rachlin Cohen & Holtz LLP, based in Fort Lauderdale, Florida (“Rachlin”) as its principal accountants to audit the Corporation’s financial statements.  Prior to the acquisition by the Corporation of all of the membership interests of NationsHealth Holdings, L.L.C. on August 31, 2004, Rachlin served as the principal accountants to NationsHealth Holdings, L.L.C.

BDO’s report on the financial statements of the Corporation for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The resignation of BDO and the appointment of Rachlin were approved by the audit committee of the board of directors of the Corporation.

During the Corporation’s two most recent fiscal years and any subsequent interim period preceding the resignation of BDO, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure required to be described in this Item 4.01 pursuant to Item 304(a)(1)(iv) of Regulation S-K.

Within the Corporation’s two most recent fiscal years and any subsequent interim period preceding the resignation of BDO, there occurred no event enumerated in Item 304(a)(1)(v) of Regulation S-K.

During the Corporation’s two most recent fiscal years and any subsequent interim period prior to the engagement of Rachlin, the Corporation did not consult with Rachlin with respect to any of the matters enumerated in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

The Corporation has complied with the requirements set forth in Item 304(a)(3) of Regulation S-K.  The letter of BDO stating that it agrees with the statements made in this Item 4.01 of this Current Report on Form 8-K is filed as Exhibit 16.01 hereto and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 21, 2004, Elliot F. Hahn, Ph.D., resigned from the audit committee of NationsHealth, Inc. Dr. Hahn remains a member of the board of directors of NationsHealth, Inc.

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS.

On September 21, 2004, Company’s Board of Directors voted to amend the Company’s Code of Business Conduct and Ethics (the “Code”).  Below is a summary of the amendments to the Code:

•      Changed the responsibility for approving the service of any officer as a director of a company not affiliated with NationsHealth, Inc. from the Human Resources Department to the Chief Executive Officer or a majority of the Company’s Board of Directors;

•      Clarified that the Chief Executive Officer will have the primary responsibility for enforcing the Code with respect to all matters, except those relating to accounting, internal accounting control or auditing matters, in which case, the Audit Committee will have the primary enforcement responsibility;

•      Reiterated the Company’s commitment to provide an equal opportunity workplace and to comply with all applicable laws regarding employment discrimination;

•      Added an anti-harassment policy which prohibits retaliation or other adverse employment action against any employee who brings a good faith claim of harassment;

•      Added a provision prohibiting transactions between the Company and any director, executive officer, nominee for director or beneficial owner of more than 5% of the Company’s voting securities, unless approved by the Audit Committee or the Company’s Board of Directors;

•      Added a provision prohibiting the extension of credit (i.e., personal loan or debt guaranty) to any director, officer or employee; and

•      Added a provision stating the Company’s commitment to the privacy of its patients and its intention to comply with the Privacy Rule promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01(a)     Financial statements of NationsHealth Holdings, L.L.C.

As disclosed in the Current Report on Form 8-K filed by the Corporation with the Securities and Exchange Commission on September 7, 2004, the Corporation acquired all of the membership interests of NationsHealth Holdings, L.L.C. on August 31, 2004 (the “Acquisition”).  The financial statements required to be filed by Item 9.01(a) in connection with the Acquisition are filed as Exhibit 99.01 hereto and are incorporated herein by reference.

Item 9.01(b)	Unaudited pro forma condensed combined financial statements for NationsHealth, Inc. and NationsHealth Holdings, L.L.C

The pro forma financial statements required to be filed by Item 9.01(b) in connection with the Acquisition are filed as Exhibit 99.02 hereto and are incorporated herein by reference.

Item 9.01(c)     Exhibits

Exhibit 14.01	Code of Business Conduct and Ethics

Exhibit 16.01	Letter of BDO Seidman, LLP

Exhibit 17.01	Resignation Letter of Elliot F. Hahn, Ph.D.

Exhibit 99.01	Financial statements of NationsHealth Holdings, L.L.C.

Exhibit 99.02	Unaudited pro forma condensed combined financial statements for NationsHealth, Inc. and NationsHealth Holdings, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2004

NATIONSHEALTH, INC.

	By:	/s/ Glenn M. Parker, M.D.
Name: Glenn M. Parker, M.D.
Title: Chief Executive Officer

INDEX TO EXHIBITS

Number	Exhibit

Exhibit 14.01	Code of Business Conduct and Ethics

Exhibit 16.01	Letter of BDO Seidman, LLP

Exhibit 17.01	Resignation Letter of Elliot F. Hahn, Ph.D.

Exhibit 99.01	Financial statements of NationsHealth Holdings, L.L.C.

Exhibit 99.02	Unaudited pro forma condensed combined financial statements for NationsHealth, Inc. and NationsHealth Holdings, L.L.C.